SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 15, 1999
                                                          --------------

                          COMMISSION FILE NUMBER 0-7570


   DELAWARE               CANANDAIGUA BRANDS, INC.                 16-0716709
                               AND ITS SUBSIDIARIES:
   NEW YORK               BATAVIA WINE CELLARS, INC.               16-1222994
   NEW YORK               CANANDAIGUA WINE COMPANY, INC.           16-1462887
   NEW YORK               CANANDAIGUA EUROPE LIMITED               16-1195581
   ENGLAND AND WALES      CANANDAIGUA LIMITED                          ---
   NEW YORK               POLYPHENOLICS, INC.                      16-1546354
   NEW YORK               ROBERTS TRADING CORP.                    16-0865491
   DELAWARE               BARTON INCORPORATED                      36-3500366
   DELAWARE               BARTON BRANDS, LTD.                      36-3185921
   MARYLAND               BARTON BEERS, LTD.                       36-2855879
   CONNECTICUT            BARTON BRANDS OF CALIFORNIA, INC.        06-1048198
   GEORGIA                BARTON BRANDS OF GEORGIA, INC.           58-1215938
   NEW YORK               BARTON DISTILLERS IMPORT CORP.           13-1794441
   DELAWARE               BARTON FINANCIAL CORPORATION             51-0311795
   WISCONSIN              STEVENS POINT BEVERAGE CO.               39-0638900
   ILLINOIS               MONARCH IMPORT COMPANY                   36-3539106
   GEORGIA                THE VIKING DISTILLERY, INC.              58-2183528
(State or other          (Exact name of registrant as           (I.R.S. Employer
 jurisdiction of          specified in its charter)              Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

     Canandaigua   Brands,  Inc.  released  on  April  15,  1999  the  following announcement:

                CANANDAIGUA BRANDS REPORTS FOURTH QUARTER RESULTS

FAIRPORT, NEW YORK, APRIL 15, 1999 -- Canandaigua Brands, Inc. (Nasdaq: CBRNA and CBRNB) today reported net income before extraordinary items of $12 million for the three months ended February 28, 1999 ("Fourth Quarter 1999") and $62 million for the twelve months ended February 28, 1999 (" Fiscal 1999"), increases of 85 percent and 31 percent, respectively. Net income before extraordinary items for both Fourth Quarter 1999 and Fiscal 1999 includes an after-tax nonrecurring charge of approximately $2 million arising from the closing of a production facility. Earnings per share on a diluted basis before extraordinary items but inclusive of the nonrecurring charge were $0.65 for Fourth Quarter 1999 and $3.30 for Fiscal 1999, increases of 97 percent and 34 percent as compared to Fourth Quarter 1998 and Fiscal 1998.
     All results reflect a change in the Company's method of accounting for inventory valuation from the last-in, first-out (LIFO) method to the first-in, first-out (FIFO) method. The Company made this change in accounting method primarily to better match revenues and expenses of the products sold and to provide financial comparability to other publicly-traded companies in the industry.
     Richard Sands, President and Chief Executive Officer of Canandaigua Brands, said, "This has been an outstanding year for our Company in many areas. Corona Extra continued its powerful momentum. We had one of the most successful new product launches in wine history with Arbor Mist, and we increased the Company's size and scope dramatically with the acquisition of Matthew Clark plc in
December 1998." Mr. Sands added, "Fiscal 2000 also promises to be an exciting year for us, having recently announced our first acquisition in the ultra-premium wine category - the prestigious Simi Winery in Sonoma, California
- and having completed the acquisition of the Black Velvet and other Canadian whisky brands this month. We are looking forward to taking advantage of the momentum we've gained in our branded business to add value for our shareholders in the upcoming years."

CONSOLIDATED RESULTS
     Net sales  reached  $459  million  in Fourth  Quarter  1999,  a 63  percent increase over Fourth Quarter 1998. Net sales for Fiscal 1999 totaled $1.5 billion, a 23 percent increase over Fiscal 1998.
     Gross profit improved by $58 million, or 73 percent, in Fourth Quarter 1999. Gross profit for Fiscal 1999 reached $448 million, a 30 percent increase as compared to Fiscal 1998. Increased sales and improved gross profit margins accounted for the additional gross profits in both Fourth Quarter 1999 and Fiscal 1999.

     Selling, general and administrative expenses reached $97 million in Fourth Quarter 1999, a $37 million increase, most of which was related to the Matthew Clark business acquired during the quarter. The remainder of the increase is attributable to incremental marketing costs. Selling, general and administrative expenses of $300 million in Fiscal 1999 were $68 million higher than in Fiscal 1998 for the same reasons.
     Operating income in both Fourth Quarter 1999 and Fiscal 1999 was affected by the $3 million nonrecurring charge related to the closing of a production facility. Net interest expense increased to $18 million in Fourth Quarter 1999 from $8 million in Fourth Quarter 1998. For Fiscal 1999, net interest expense reached $41 million from $32 million in Fiscal 1998. The increases in both periods resulted from the Matthew Clark acquisition during Fourth Quarter 1999.
     Net income and earnings per share before extraordinary items were $12 million and $0.65 in Fourth Quarter 1999 as compared to $6 million and $0.33 in Fourth Quarter 1998. Net income and earnings per share before extraordinary items were $62 million and $3.30 in Fiscal 1999 as compared to $47 million and $2.47 in Fiscal 1998. The Company incurred an extraordinary charge of $11 million after taxes in Fourth Quarter 1999. This charge resulted from fees related to the replacement of the Company's bank credit facility. The extraordinary charge reduced diluted earnings per share by $0.62 in Fourth Quarter 1999 and $0.61 in Fiscal 1999.

BARTON INCORPORATED
     Barton net sales, led by Corona Extra, grew by 10 percent in Fourth Quarter 1999, resulting from a 15 percent increase in beer sales and a 3 percent increase in spirits sales. For the full year Barton's net sales increased by 17 percent, primarily as a result of a 27 percent increase in sales of beer brands led by Barton's Mexican portfolio.
     Operating income more than tripled in Fourth Quarter 1999, primarily as a result of the increased sales and a nonrecurring expense related to a management change which reduced operating income in Fourth Quarter 1998. Operating income for Fiscal 1999 increased by 33 percent, largely as a result of the volume increases in the fiscal year and the nonrecurring charge in the prior year, partially offset by higher marketing costs associated with the increased sales.

CANANDAIGUA WINE COMPANY, INC.
     Net sales of the Company's Canandaigua Wine Company segment increased by 3 percent in Fourth Quarter 1999, led by two new wine products, Arbor Mist and Mystic Cliffs, as well as an 8 percent increase in the Almaden boxed wine brand. These increases were partially offset by declines in many of the Company's table wine brands. Net sales for Fiscal 1999 grew by 4 percent, also as a result of the new brands and Almaden boxed wine growth, partially offset by declines in other table wine brands.

     Canandaigua Wine Company's operating income declined by 31 percent in Fourth Quarter 1999. Higher gross profit resulting from increased sales and cost improvements was more than offset by investment in marketing costs to launch the Company's new brands and grow market share for core brands. Operating income for Fiscal 1999 grew by 2 percent, with incremental gross profit from additional sales volume and cost savings initiatives partially offset by higher marketing costs.
     Canandaigua Wine Company expects to incur a pretax nonrecurring charge in Fiscal 2000 of approximately $2 million to reflect severance and related costs associated with management changes.

MATTHEW CLARK PLC
     The acquisition of Matthew Clark plc was completed in Fourth Quarter 1999. As such, its results are the same for for both Fourth Quarter 1999 and Fiscal 1999. Net sales for both periods were $159 million. Operating income of $9 million for both periods is net of a $3 million nonrecurring charge related to a cider production facility consolidation program that was begun prior to the acquisition. Operating income exclusive of the nonrecurring charge was $12 million. Matthew Clark expects to incur additional pretax nonrecurring costs of approximately $3 million in Fiscal 2000 for the completion of the facility consolidation.

Canandaigua Brands, Inc., headquartered in Fairport, New York, is a leading producer and marketer of beverage alcohol brands in the United States and the United Kingdom. As the second largest supplier of wine, the second largest importer of beers and the fourth largest supplier of distilled spirits, Canandaigua Brands is the largest single-source supplier of these products in the United States. In the United Kingdom, Canandaigua Brands is a leading provider of wine and cider, as well as the premier independent wholesaler of beverage alcohol products.

                   CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                  Feb. 28, 1999    Feb. 28, 1998
                                                  -------------    -------------
                ASSETS
                ------
CURRENT ASSETS:
  Cash and cash investments                         $   27,645       $    1,232
  Accounts receivable, net                             260,433          142,615
  Inventories, net                                     508,571          411,424
  Prepaid expenses and other current assets             59,090           26,463
                                                    ----------       ----------
    Total current assets                               855,739          581,734
PROPERTY, PLANT AND EQUIPMENT, net                     428,803          244,035
OTHER ASSETS                                           509,234          264,786
                                                    ----------       ----------
    Total assets                                    $1,793,776       $1,090,555

    LIABILITIES AND STOCKHOLDERS' EQUITY
    ------------------------------------
CURRENT LIABILITIES:
  Notes payable                                     $   87,728       $   91,900
  Current maturities of long-term debt                   6,005           24,118
  Accounts payable                                     122,746           52,055
  Accrued Federal and state excise taxes                49,342           17,498
  Other accrued expenses and liabilities               149,451          104,896
                                                    ----------       ----------
    Total current liabilities                          415,272          290,467
LONG-TERM DEBT, less current maturities                831,689          309,218
DEFERRED INCOME TAXES                                   88,179           59,237
OTHER LIABILITIES                                       23,364            6,206
STOCKHOLDERS' EQUITY                                   435,272          425,427
                                                    ----------       ----------
    Total liabilities and stockholders' equity      $1,793,776       $1,090,555


Note: The current and prior year balance sheets reflect the Company's change in inventory valuation from the last-in, first-out (LIFO) method to the first-in, first-out (FIFO) method.

                          CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
                          CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                             (in thousands, except per share data)
                                                   Three Months      Three Months
                                                      Ended             Ended
                                                  Feb. 28, 1999     Feb. 28, 1998       Percent
                                                   (unaudited)       (unaudited)        Change
                                                  -------------     -------------       -------
Gross sales                                         $ 610,619         $ 379,986           60.7
Net sales                                             459,443           282,551           62.6
Cost of product sold                                 (322,401)         (203,416)          58.5
                                                    ---------         ---------
  Gross profit                                        137,042            79,134           73.2
Selling, general and administrative expenses          (96,965)          (59,908)          61.9
Other nonrecurring charges                             (2,616)             --              N/A
                                                    ---------         ---------
  Operating income                                     37,461            19,227           94.8
Interest expense, net                                 (17,762)           (8,304)         113.9
                                                    ---------         ---------
  Income before taxes and extraordinary item           19,699            10,923           80.3
Provision for Federal and state income taxes           (7,781)           (4,478)          73.8
                                                    ---------         ---------
  Income before extraordinary item                  $  11,918         $   6,445           84.9
Extraordinary item, net of taxes                      (11,437)             --              N/A
                                                    ---------         ---------
  Net income                                        $     481         $   6,445          (92.5)

Earnings per common share:
  Basic:
    Income before extraordinary item                $    0.67         $    0.34           97.1
    Extraordinary item                              $   (0.64)             --              N/A
                                                    ---------         ---------
  Earnings per common share - basic                 $    0.03         $    0.34          (91.2)
  Diluted:
    Income before extraordinary item                $    0.65         $    0.33           97.0
    Extraordinary item                              $   (0.62)             --              N/A
                                                    ---------         ---------
  Earnings per common share - diluted               $    0.03         $    0.33          (90.9)

Weighted average common shares outstanding:
  Basic                                                17,932            18,699           (4.1)
  Diluted                                              18,475            19,292           (4.2)

Segment Information:
Net sales:
  Barton Incorporated                               $ 132,384         $ 120,309           10.0
  Canandaigua Wine Company, Inc.                      166,376           161,743            2.9
  Matthew Clark plc                                   158,760              --              N/A
  Other                                                 1,923               499          285.4
                                                    ---------         ---------
Total net sales                                     $ 459,443         $ 282,551           62.6

Operating income:
  Barton Incorporated                               $  20,337         $   5,580          264.5
  Canandaigua Wine Company, Inc.                       10,189            14,771          (31.0)
  Matthew Clark plc                                     8,998              --              N/A
  Other                                                (2,063)           (1,124)          83.5
                                                    ---------         ---------
Total operating income                              $  37,461         $  19,227           94.8

Note: The current and prior period results reflect the Company's change in inventory costing from the last-in, first-out (LIFO) method to the first-in, first-out (FIFO) method.

                            CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
                            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                               (in thousands, except per share data)
                                                   Twelve Months       Twelve Months
                                                       Ended               Ended           Percent
                                                   Feb. 28, 1999       Feb. 28, 1998       Change
                                                   -------------       -------------       -------
Gross sales                                         $ 1,984,801         $ 1,632,357          21.6
Net sales                                             1,497,343           1,212,788          23.5
Cost of product sold                                 (1,049,309)           (869,038)         20.7
                                                    -----------         -----------
  Gross profit                                          448,034             343,750          30.3
Selling, general and administrative expenses           (299,526)           (231,680)         29.2
Other nonrecurring charges                               (2,616)               --             N/A
                                                    -----------         -----------
  Operating income                                      145,892             112,070          30.2
Interest expense, net                                   (41,462)            (32,189)         28.8
                                                    -----------         -----------
  Income before taxes and extraordinary item            104,430              79,881          30.7
Provision for Federal and state income taxes            (42,521)            (32,751)         29.8
                                                    -----------         -----------
  Income before extraordinary item                  $    61,909         $    47,130          31.4
Extraordinary item, net of taxes                        (11,437)               --             N/A
                                                    -----------         -----------
  Net income                                        $    50,472         $    47,130           7.1

Earnings per common share:
  Basic:
    Income before extraordinary item                $      3.38         $      2.52          34.1
    Extraordinary item                              $     (0.62)               --             N/A
                                                    -----------         -----------
  Earnings per common share - basic                 $      2.76         $      2.52           9.5
  Diluted:
    Income before extraordinary item                $      3.30         $      2.47          33.6
    Extraordinary item                              $     (0.61)               --             N/A
                                                    -----------         -----------
  Earnings per common share - diluted               $      2.69         $      2.47           8.9

Weighted average common shares outstanding:
  Basic                                                  18,293              18,672          (2.0)

  Diluted                                                18,754              19,105          (1.8)

Segment Information:
Net sales:
  Barton Incorporated                               $   664,550         $   567,797          17.0
  Canandaigua Wine Company, Inc.                        669,493             642,794           4.2
  Matthew Clark plc                                     158,760                --             N/A
  Other                                                   4,540               2,197         106.6
                                                    -----------         -----------
Total net sales                                     $ 1,497,343         $ 1,212,788          23.5

Operating income:
  Barton Incorporated                               $   102,624         $    77,010          33.3
  Canandaigua Wine Company, Inc.                         46,283              45,440           1.9
  Matthew Clark plc                                       8,998                --             N/A
  Other                                                 (12,013)            (10,380)         15.7
                                                    -----------         -----------
Total operating income                              $   145,892         $   112,070          30.2

Note: The current and prior period results reflect the Company's change in inventory costing from the last-in, first-out (LIFO) method to the first-in, first-out (FIFO) method.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Senior Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer

                                        ROBERTS TRADING CORP.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        BARTON INCORPORATED

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS, LTD.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        STEVENS POINT BEVERAGE CO.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        THE VIKING DISTILLERY, INC.

Dated:  April 15, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None